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                                                                    EXHIBIT 99.2


                               HEALTH GRADES, INC

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS


         I, Allen Dodge, Chief Financial Officer of Health Grades, Inc., a Delaware corporation (the "Company"), hereby certify that, based on my knowledge:

         (1) The Company's annual report on Form 10-K for the year-ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/  ALLEN DODGE
-----------------------------------
Allen Dodge
Senior Vice President - Finance/CFO

Date: April 11, 2003